UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) January 3, 2008 (December 31, 2007)
Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
(706) 649-4456
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signature
EXHIBIT INDEX
EX-99.1 SYNOVUS' PRESS RELEASE DATED DECEMBER 31, 2007
EX-99.2 UNAUDITED PRO FORMA FINANCIAL STATEMENT INFO

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 31, 2007, Synovus Financial Corp. (“Synovus”) completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. The distribution of approximately 80.6% of TSYS’ outstanding shares owned by Synovus was made on December 31, 2007 to shareholders of record as of 5:00 p.m. Eastern time on December 18, 2007, the record date. Each Synovus shareholder received .483921 of a share of TSYS common stock for each share of Synovus common stock held as of the record date. Synovus shareholders will receive cash in lieu of fractional shares for amounts of less than one share of TSYS common stock.
Item 8.01. Other Events.
On December 31, 2007, Synovus issued a press release announcing the completion of the spin-off of its shares of TSYS common stock and that each Synovus shareholder of record as of December 18, 2007 received .483921 of a share of TSYS common stock for each share of Synovus common stock held on that date. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(b) Pro forma financial information
The Synovus unaudited pro forma consolidated financial statement information attached hereto as Exhibit 99.2 is based on and should be read in conjunction with Synovus’ historical consolidated financial statements and related notes as of and for the year ended December 31, 2006, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included as Exhibit 99.1 to Synovus’ Annual Report on Form 10-K for the year ended December 31, 2006, as amended, as well as Synovus’ unaudited consolidated financial statements and the related notes filed as part of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations included therewith.
The Unaudited Pro Forma Consolidated Statements of Income Information for the nine months ended September 30, 2007 and the year ended December 31, 2006 are prepared as though the spin-off and related transactions occurred as of the beginning of each period presented. The Unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of September 30, 2007 is prepared as though the spin-off and related transactions occurred as of September 30, 2007. The unaudited pro forma condensed consolidated financial statement information is presented for illustrative and informational purposes only and is not intended to represent or be indicative of the financial condition or results of operations which would actually have been reported if the spin-off had occurred at the beginning of each period presented. In addition, the unaudited pro forma consolidated financial statement information is not intended to represent Synovus’ financial position or results of operations for any future date or period.
(d) Exhibits
99.1 Synovus’ press release dated December 31, 2007
99.2 Unaudited Pro Forma Financial Statement Information

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Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. (“Synovus”)
Dated: January 3, 2008	By:	/s/ Liliana McDaniel
Liliana McDaniel
Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No	Description
99.1	Synovus’ press release dated December 31, 2007

99.2	Unaudited Pro Forma Financial Statement Information